AMENDMENTS TO LACLEDE GAS COMPANY
                   INCENTIVE COMPENSATION PLAN
                   (this "Amendatory Document")

     WHEREAS, the Board of Directors of Laclede Gas Company (this

"Corporation") has, at the Annual Meeting of said Board of Directors held on January 26, 1995, amended the Laclede Gas Company Incentive Compensation

Plan (the "Incentive Compensation Plan"), effective on January 26, 1995, so as to provide that awards of Share Units under such Incentive Compensation

Plan issued on or after January 26, 1995 shall not, in the case of an

Awardee of Share Units who later retires from the Company before attaining the age of 65 years (other than by reason of death, Disability, or following a hostile Change of Control), provide for the payment of post-

retirement Dividend Equivalents or Deferred Compensation from the Company to such retired Awardee, unless such Awardee remains employed by the

Company for at least the following respective periods subsequent to the date of the award of Share Units: two (2) years in the case of awards made to Awardees who are at the date of award 61 years or older; four (4) years in the case of Awardees who are at the date of award at least 55, but less than 61 years of age; and five (5) years in the case of Awardees who are at the date of award less than 55 years of age; and

     WHEREAS, the Board of Directors has directed that a document be prepared to reflect the foregoing amendments to the Incentive Compensation

Plan; and

     WHEREAS, the Board of Directors has further directed that the amendatory language set forth below in this Amendatory








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Document shall become effective, as of January 26, 1995 with respect to all awards made on or after that date, without the need for any further action by the Board of Directors, when this Amendatory Document is signed by both the President and any Senior Vice President of this Corporation; and

     WHEREAS, this Amendatory Document is being prepared in a manner whereby terms defined in the Incentive Compensation Plan shall have the same meaning when used in this Amendatory Document, except, to the extent,

if any, to which any such identical meaning shall clearly be inappropriate in the context of this Amendatory Document.

     NOW, THEREFORE, the Incentive Compensation Plan is hereby amended effective on January 26, 1995, with respect to all awards made under the

Incentive Compensation Plan on or after January 26, 1995.

     1.  The following new unnumbered paragraph is hereby added at the end of Section V of the Incentive Compensation Plan:

         "Notwithstanding the provisions of the final two sentences of the immediately preceding unnumbered paragraph of this Section V, with respect to awards made on or after January 26, 1995, an Awardee who later retires before attaining the age of 65 years (other than by reason of death or Disability, or following a hostile Change of

     Control) shall not be entitled to post-retirement Dividend Equivalents payable at any time after such Awardee's retirement, unless the

     Awardee remains employed by the Company for at least the following respective periods













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     (based on the Awardee's age at the date of the award of the Share

     Units in question) subsequent to the date upon which the Share Units are awarded:
                                      Number of Years of Service
                                      Required Following the
     Age at Date of Award             Date of Such Award
     --------------------             ---------------------------
     61 and older                          2 years
     at least 55, but less than 61         4 years
     less than 55                          5 years."

     2.  The following clarifying proviso is hereby added after the phrase

"such year" appearing at the end of the first sentence of Section VI of the

Incentive Compensation Plan.

         ;"provided that with regard to Share Units awarded on or after

     January 26, 1995 the Deferred Compensation amount reflecting the change in Consolidated Retained Earnings for the first fiscal year taken into account in computing the Deferred Compensation amount shall in no event be less than zero."

     3.  The following new unnumbered paragraph is hereby added at the end of Section VI of the Incentive Compensation Plan:

         "Notwithstanding any of the other provisions of this Section VI,

     with respect to awards made on or after January 26, 1995, an Awardee who later retires before attaining the age of 65 years (other than by reason of death or Disability, or following a hostile Change of

     Control) shall not be entitled to post-retirement Deferred

     Compensation payable at any time after such Awardee's retirement,

     unless the Awardee remains employed by the Company for at least the following respective periods









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     (based on the Awardee's age at the date of the award of the Share

     Units in question) subsequent to the date upon which the Share Units are awarded.

                                      Number of Years of Service
                                      Required Following the
     Age at Date of Award             Date of Such Award
     --------------------             ---------------------------
     61 and older                          2 years
     at least 55, but less than 61         4 years
     less than 55                          5 years."

     4.   Words and phrases used herein, except to the extent, if any, that the context of a particular usage clearly requires otherwise, shall have the same meaning as in the Incentive Compensation Plan.  Without limiting its generality, the foregoing sentence shall apply to all terms defined in the Incentive Compensation Plan.


     IN WITNESS WHEREOF, the President and Senior Vice President-Finance of

this Corporation have executed this Amendatory Document on this 23rd day of

March, 1995, which Amendatory Document shall be effective as of January 26,

1995, and shall apply (and be limited) to, all awards made on or after

January 26, 1995 under the Incentive Compensation Plan.

                                      LACLEDE GAS COMPANY


                                      By:  ROBERT C. JAUDES
                                           ---------------------------
                                           Robert C. Jaudes, Chairman
                                           of the Board, President and
                                           Chief Executive Officer



                                      By:  ROBERT J. CARROLL
                                           -----------------
                                           Robert J. Carroll, Senior
                                           Vice President-Finance and
                                           Chief Financial Officer




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